EXHIBIT 10.1

first AMENDMENT TO Credit agreement

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is made as of June 30, 2016, by and among GTJ REALTY, LP, a Delaware limited partnership (“Borrower”), GTJ REIT, INC., a Maryland corporation (“REIT”), GTJ GP, LLC, a Maryland limited liability company (“GP”), GWL 606 COZINE LLC, a Delaware limited liability company (“606 Cozine”), GWL 300 MCINTIRE LLC, a Delaware limited liability company (“303 McIntire”; REIT, GP, 606 Cozine and 303 McIntire are hereinafter referred to individually and collectively as “Guarantor”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), the other lending institutions from time to time a party to the Credit Agreement described below (together with KeyBank, the “Lenders”) and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent for the Lenders (the “Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, KeyBank, Agent and the other Lenders are party to that certain Credit Agreement, dated as of December 2, 2015 (as the same may be varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated, the “Credit Agreement”); and

WHEREAS, Borrower and Guarantor have requested that the Lenders modify the Credit Agreement in certain respects; and

WHEREAS, in connection therewith, the parties hereto desire to amend the Credit Agreement as set forth herein.

WHEREAS, the Agent and the Lenders have agreed to modifications on the terms and conditions set forth below.

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 ($10.00), the mutual covenants, promises, and agreements set forth hereinbelow, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, the parties do hereby covenant and agree as follows:

1.Definitions.  Capitalized terms used in this Amendment, but which are not otherwise expressly defined in this Amendment, shall have the respective meanings given thereto in the Credit Agreement (as amended hereby).

2.Modifications of the Credit Agreement.  The Borrower, Agent and the Lenders do hereby modify and amend the Credit Agreement as follows:

(a)§5.3(c) of the Credit Agreement is hereby amended by deleting the words “thirty (30) days” in the first sentence of §5.3(c) and inserting in lieu thereof the words “ninety (90) days (unless extended in the Agent’s sole discretion, but in any case, not to exceed one hundred and twenty (120) days)”.

3.References to Credit Agreement.  All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement, as modified and amended herein.

4.Consent of Borrower and Guarantor.  By execution of this Amendment, Borrower and the Guarantor hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein, and Borrower and Guarantor hereby acknowledge, represent and agree that the Loan Documents, as expressly modified hereby, remain in full force and effect and constitute the valid and legally binding obligations of the Borrower and the Guarantor, respectively, enforceable against such Persons in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’  rights and general principles of equity, and that the Guaranty (as defined in the Credit Agreement) extends to and applies to the foregoing documents as modified and amended.

5.Representations.  Borrower and Guarantor represent and warrant to Agent and the Lenders as follows:

(a)Authorization.  The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of such Borrower and Guarantor, (ii) have been duly authorized by all necessary proceedings on the part of such Borrower and Guarantor, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower or Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to such Borrower or Guarantor, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of formation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, such Borrower or Guarantor or any of its properties or to which such Borrower or Guarantor is subject, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Borrower or Guarantor other than the liens and encumbrances created by the Loan Documents as amended hereby.

(b)Enforceability.  This Amendment is the valid and legally binding obligations of Borrower and Guarantor enforceable in accordance with the terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

(c)Approvals.  The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained and the filing of UCC financing statements in the appropriate records office with respect hereto.

(d)Reaffirmation.  Borrower and Guarantor hereby repeat and reaffirm all representations and warranties made by Borrower and Guarantor to the Agent in the Loan Documents on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.  Borrower and Guarantor further reaffirm, represent and agree that, as of the date hereof, each and every representation and warranty made by the Borrower and Guarantor in the Loan Documents is true and correct in all material respects as of the date hereof, except to the extent of changes in factual circumstances which are expressly and specifically permitted by the Loan Documents (it being understood and agreed that any representation or warranty which by its terms is made by Borrower as of a specified date shall be required to be true and correct only as of such specified date).

6.No Default.  By execution hereof, Borrower and Guarantor certify that Borrower and Guarantor are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.

7.Waiver of Claims.  Each of the Borrower and each Guarantor acknowledges, represents and agrees that it has no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender, and the Borrower does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

8.Ratification.  Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the Credit Agreement, as amended by this Amendment, constitutes the valid and legally binding obligation of the Borrower and Guarantor enforceable against Borrower and Guarantor in accordance with its respective terms. The execution and delivery of this Amendment does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of any Borrower’s or Guarantor’s obligations under the Loan Documents, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement as modified and amended herein.  Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the Obligations.

9.Amendment as Loan Document.  This Amendment shall constitute a Loan Document.

10.Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

11.Governing Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

12.Final Agreement.  This Amendment REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

13.Effective Date.  The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent (the date all such conditions have been satisfied or waived in writing by the Lenders hereinafter referred to as the “Amendment Closing Date”):

(a)Execution of this Amendment.  The Agent shall have received executed originals of counterpart signature pages to this Amendment from Borrower, Guarantor, Agent, and all of the Lenders.

(b)Representations and Warranties.  The representations and warranties contained in §6 of the Credit Agreement shall have been true and correct in all material respects when made and shall also be true and correct in all material respects on the Amendment Closing Date (except to the extent such representations and warranties specifically relate to an earlier date, in which case they shall only be required to have been true and correct in all material respects as of such earlier date and except to the extent of changes resulting from transactions or events permitted by the Loan Documents).

14.Fees.  The Borrower shall have paid all fees and expenses of Agent in connection with this Amendment and the matters addressed herein (including, without limitation, the fees and expenses of Agent’s Special Counsel) in accordance with §15 of the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment, under seal, as of the day and year first above written.

BORROWER:

GTJ REALTY, LP, a Delaware limited partnership

By:GTJ GP, LLC, a Maryland limited liability company, its general partner

By:GTJ REIT, Inc., a Maryland corporation, its sole member

By:/s/ Paul Cooper
Name: Paul Cooper
Title: CEO

GUARANTOR:

GTJ GP, LLC, a Maryland limited liability company

By:	GTJ REIT, Inc., a Maryland corporation, its sole member

By:/s/ Paul Cooper
Name: Paul Cooper
Title: CEO

GTJ REIT, INC., a Maryland corporation

By:/s/ Paul Cooper
Name: Paul Cooper
Title: CEO

[Signatures Continued on Next Page]

Signature Page to First Amendment to Credit Agreement – KeyBank/GTJ 2016

GWL 606 COZINE LLC,

GWL 300 MCINTIRE LLC,

each a Delaware limited liability company

By:	GTJ REALTY, LP, a Delaware limited partnership, its manager and sole member
By:	GTJ GP, LLC, a Maryland limited liability company, its general partner
By:	GTJ REIT, Inc., a Maryland corporation, its sole member

By:/s/ Paul Cooper
Name: Paul Cooper
Title: CEO

[Signatures Continued on Next Page]

Signature Page to First Amendment to Credit Agreement – KeyBank/GTJ 2016

AGENT AND LENDERS:

KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent

By:/s/ Jennifer L. Power

Name: Jennifer L. Power

Title: Vice President

Signature Page to First Amendment to Credit Agreement – KeyBank/GTJ 2016